Exhibit 99.1

11011 Sunset Hills Road
Reston, Virginia 20190	News
www.gd.com

Contact: Jeff A. Davis
Tel: 703 876 3483
press@generaldynamics.com

General Dynamics Reports Third-Quarter 2021 Financial Results

October 27, 2021

•Net earnings of $860 million on revenue of $9.6 billion
•Diluted EPS of $3.07, up 5.9% from year-ago quarter
•$1.5 billion in cash provided by operating activities
•Significant Gulfstream order activity continues

RESTON, Va. – General Dynamics (NYSE: GD) today reported third-quarter 2021 net earnings of $860 million on revenue of $9.6 billion. Diluted earnings per share (EPS) were $3.07.

EPS grew 5.9% from the year-ago quarter and 17.6% sequentially as company-wide operating margin expanded to 11.3%, up 90 basis points from the previous quarter. Margins were up sequentially in all four segments.

“The company delivered solid third-quarter results, generating very strong cash flow and attractive margins,” said Phebe N. Novakovic, chairman and chief executive officer. “We continue to focus on delivering solid program performance and ensuring the well-being of our people, who are rising above the challenges of the pandemic to support our customers.”

Cash
Net cash provided by operating activities in the quarter totaled $1.5 billion. Free cash flow from operations was $1.3 billion.

Backlog
Backlog at the end of the quarter was $88.1 billion, up 8.1% from the year-ago quarter. Estimated potential contract value, representing management’s estimate of value in unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options, was $41.5 billion. Total estimated contract value, the sum of all backlog components, was $129.6 billion at the end of the quarter.

Orders in the Aerospace segment were strong, with backlog up 22.8% over the year-ago quarter to $14.7 billion.

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Significant awards in the quarter for the Defense segments included $475 million from the U.S. Navy to provide ongoing lead yard services for the Columbia-class submarine program; $195 million from the Navy to provide engineering, technical, design and planning yard support services for operational strategic and attack submarines; a contract to provide cloud support services to the U.S. Patent and Trademark Office with a maximum potential value of $190 million; $165 million to produce various munitions, ordnance and missile subcomponents for the U.S. Army; $160 million from the Navy to provide maintenance and repair services for the Arleigh Burke-class destroyer, Nimitz-class aircraft carrier, San Antonio-class amphibious transport dock and Whidbey Island-class dock landing ship programs; $150 million from the Navy for Advanced Nuclear Plant Studies in support of the Columbia-class submarine program and options totaling $570 million of additional potential value; and $540 million for several key contracts for classified customers and additional classified IDIQ awards with a maximum potential value of $4.2 billion among multiple awardees.

About General Dynamics
Headquartered in Reston, Virginia, General Dynamics is a global aerospace and defense company that offers a broad portfolio of products and services in business aviation; ship construction and repair; land combat vehicles, weapons systems and munitions; and technology products and services. General Dynamics employs more than 100,000 people worldwide and generated $37.9 billion in revenue in 2020. More information is available at www.gd.com.

Certain statements made in this press release, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

WEBCAST INFORMATION: General Dynamics will webcast its third-quarter 2021 financial results conference call at 9 a.m. EDT on Wednesday, October 27, 2021. The webcast will be a listen-only audio event available at www.gd.com. An on-demand replay of the webcast will be available one hour after the end of the call and end on November 3, 2021. To hear a recording of the conference call by telephone, please call 866-813-9403 (international: +44 204-525-0658); passcode 439422. Charts furnished to investors and securities analysts in connection with General Dynamics’ announcement of its financial results are available at www.gd.com.
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EXHIBIT A
CONSOLIDATED STATEMENT OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Three Months Ended		Variance
	October 3, 2021	September 27, 2020	$	%
Revenue	$9,568	$9,431	$137	1.5%
Operating costs and expenses	(8,488)	(8,359)	(129)
Operating earnings	1,080	1,072	8	0.7%
Other, net	34	24	10
Interest, net	(99)	(118)	19
Earnings before income tax	1,015	978	37	3.8%
Provision for income tax, net	(155)	(144)	(11)
Net earnings	$860	$834	$26	3.1%
Earnings per share—basic	$3.09	$2.91	$0.18	6.2%
Basic weighted average shares outstanding	278.6	286.5
Earnings per share—diluted	$3.07	$2.90	$0.17	5.9%
Diluted weighted average shares outstanding	280.4	287.2

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EXHIBIT B
CONSOLIDATED STATEMENT OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Nine Months Ended		Variance
	October 3, 2021	September 27, 2020	$	%
Revenue	$28,177	$27,444	$733	2.7%
Operating costs and expenses	(25,200)	(24,604)	(596)
Operating earnings	2,977	2,840	137	4.8%
Other, net	95	70	25
Interest, net	(331)	(357)	26
Earnings before income tax	2,741	2,553	188	7.4%
Provision for income tax, net	(436)	(388)	(48)
Net earnings	$2,305	$2,165	$140	6.5%
Earnings per share—basic	$8.20	$7.54	$0.66	8.8%
Basic weighted average shares outstanding	281.1	287.1
Earnings per share—diluted	$8.16	$7.52	$0.64	8.5%
Diluted weighted average shares outstanding	282.4	288.1
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EXHIBIT C
REVENUE AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Three Months Ended		Variance
	October 3, 2021	September 27, 2020	$	%
Revenue:
Aerospace	$2,066	$1,975	$91	4.6%
Marine Systems	2,637	2,405	232	9.6%
Combat Systems	1,745	1,801	(56)	(3.1)%
Technologies	3,120	3,250	(130)	(4.0)%
Total	$9,568	$9,431	$137	1.5%
Operating earnings:
Aerospace	$262	$283	$(21)	(7.4)%
Marine Systems	229	223	6	2.7%
Combat Systems	276	270	6	2.2%
Technologies	327	314	13	4.1%
Corporate	(14)	(18)	4	22.2%
Total	$1,080	$1,072	$8	0.7%
Operating margin:
Aerospace	12.7%	14.3%
Marine Systems	8.7%	9.3%
Combat Systems	15.8%	15.0%
Technologies	10.5%	9.7%
Total	11.3%	11.4%

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EXHIBIT D
REVENUE AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Nine Months Ended		Variance
	October 3, 2021	September 27, 2020	$	%
Revenue:
Aerospace	$5,575	$5,640	$(65)	(1.2)%
Marine Systems	7,656	7,122	534	7.5%
Combat Systems	5,464	5,263	201	3.8%
Technologies	9,482	9,419	63	0.7%
Total	$28,177	$27,444	$733	2.7%
Operating earnings:
Aerospace	$677	$682	$(5)	(0.7)%
Marine Systems	639	607	32	5.3%
Combat Systems	786	732	54	7.4%
Technologies	941	859	82	9.5%
Corporate	(66)	(40)	(26)	(65.0)%
Total	$2,977	$2,840	$137	4.8%
Operating margin:
Aerospace	12.1%	12.1%
Marine Systems	8.3%	8.5%
Combat Systems	14.4%	13.9%
Technologies	9.9%	9.1%
Total	10.6%	10.3%

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EXHIBIT E
CONSOLIDATED BALANCE SHEET
DOLLARS IN MILLIONS

	(Unaudited)
	October 3, 2021	December 31, 2020
ASSETS
Current assets:
Cash and equivalents	$3,139	$2,824
Accounts receivable	3,046	3,161
Unbilled receivables	8,334	8,024
Inventories	5,651	5,745
Other current assets	1,516	1,789
Total current assets	21,686	21,543
Noncurrent assets:
Property, plant and equipment, net	5,195	5,100
Intangible assets, net	2,022	2,117
Goodwill	20,092	20,053
Other assets	2,375	2,495
Total noncurrent assets	29,684	29,765
Total assets	$51,370	$51,308
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	$2,183	$3,003
Accounts payable	2,682	2,952
Customer advances and deposits	6,167	6,276
Other current liabilities	3,572	3,733
Total current liabilities	14,604	15,964
Noncurrent liabilities:
Long-term debt	11,485	9,995
Other liabilities	9,560	9,688
Total noncurrent liabilities	21,045	19,683
Shareholders’ equity:
Common stock	482	482
Surplus	3,236	3,124
Retained earnings	34,800	33,498
Treasury stock	(19,276)	(17,893)
Accumulated other comprehensive loss	(3,521)	(3,550)
Total shareholders’ equity	15,721	15,661
Total liabilities and shareholders’ equity	$51,370	$51,308

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EXHIBIT F
CONSOLIDATED STATEMENT OF CASH FLOWS - (UNAUDITED)
DOLLARS IN MILLIONS

	Nine Months Ended
	October 3, 2021	September 27, 2020
Cash flows from operating activities—continuing operations:
Net earnings	$2,305	$2,165
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation of property, plant and equipment	408	376
Amortization of intangible and finance lease right-of-use assets	242	267
Equity-based compensation expense	96	91
Deferred income tax benefit	(38)	(112)
(Increase) decrease in assets, net of effects of business acquisitions:
Accounts receivable	133	(336)
Unbilled receivables	(252)	(239)
Inventories	94	(134)
Increase (decrease) in liabilities, net of effects of business acquisitions:
Accounts payable	(291)	(558)
Customer advances and deposits	228	(906)
Other current liabilities	(202)	360
Other liabilities	(455)	3
Other, net	321	319
Net cash provided by operating activities	2,589	1,296
Cash flows from investing activities:
Capital expenditures	(502)	(622)
Other, net	1	33
Net cash used by investing activities	(501)	(589)
Cash flows from financing activities:
Repayment of fixed-rate notes	(2,500)	(2,000)
Proceeds from commercial paper, gross (maturities greater than 3 months)	1,997	420
Proceeds from fixed-rate notes	1,497	3,960
Purchases of common stock	(1,491)	(501)
Dividends paid	(983)	(925)
Repayment of floating-rate notes	(500)	(500)
Repayment of commercial paper (maturities greater than 3 months)	—	(420)
Other, net	223	(134)
Net cash used by financing activities	(1,757)	(100)
Net cash used by discontinued operations	(16)	(40)
Net increase in cash and equivalents	315	567
Cash and equivalents at beginning of period	2,824	902
Cash and equivalents at end of period	$3,139	$1,469

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EXHIBIT G
ADDITIONAL FINANCIAL INFORMATION - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

Other Financial Information:
	October 3, 2021	December 31, 2020
Debt-to-equity (a)	86.9%	83.0%
Debt-to-capital (b)	46.5%	45.4%
Book value per share (c)	$56.30	$54.67
Shares outstanding	279,222,830	286,477,836

	Third Quarter		Nine Months
	2021	2020	2021	2020
Income tax payments, net	$257	$289	$502	$345
Company-sponsored research and development (d)	$112	$97	$295	$291
Return on sales (e)	9.0%	8.8%	8.2%	7.9%

Non-GAAP Financial Measures:
	Third Quarter		Nine Months
	2021	2020	2021	2020
Free cash flow from operations:
Net cash provided by operating activities	$1,471	$1,119	$2,589	$1,296
Capital expenditures	(196)	(216)	(502)	(622)
Free cash flow from operations (f)	$1,275	$903	$2,087	$674

	October 3, 2021	December 31, 2020
Net debt:
Total debt	$13,668	$12,998
Less cash and equivalents	3,139	2,824
Net debt (g)	$10,529	$10,174
(a)Debt-to-equity ratio is calculated as total debt divided by total equity as of the end of the period.

(b)Debt-to-capital ratio is calculated as total debt divided by the sum of total debt plus total equity as of the end of the period.

(c)Book value per share is calculated as total equity divided by total outstanding shares as of the end of the period.

(d)Includes independent research and development and Aerospace product-development costs.

(e)Return on sales is calculated as net earnings divided by revenue.

(f)We believe free cash flow from operations is a useful measure for investors because it portrays our ability to generate cash from our businesses for purposes such as repaying maturing debt, funding business acquisitions, repurchasing our common stock and paying dividends. We use free cash flow from operations to assess the quality of our earnings and as a key performance measure in evaluating management.

(g)We believe net debt is a useful measure for investors because it reflects the borrowings that support our operations and capital deployment strategy. We use net debt as an important indicator of liquidity and financial position.

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EXHIBIT H
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

	Funded	Unfunded	Total Backlog	Estimated Potential Contract Value*	Total Estimated Contract Value
Third Quarter 2021:
Aerospace	$14,312	$378	$14,690	$1,974	$16,664
Marine Systems	24,639	21,684	46,323	5,127	51,450
Combat Systems	13,040	308	13,348	7,594	20,942
Technologies	9,619	4,118	13,737	26,784	40,521
Total	$61,610	$26,488	$88,098	$41,479	$129,577
Second Quarter 2021:
Aerospace	$13,155	$366	$13,521	$2,099	$15,620
Marine Systems	26,435	21,095	47,530	4,689	52,219
Combat Systems	14,157	271	14,428	7,711	22,139
Technologies	9,769	3,999	13,768	26,594	40,362
Total	$63,516	$25,731	$89,247	$41,093	$130,340
Third Quarter 2020:
Aerospace	$11,640	$324	$11,964	$2,888	$14,852
Marine Systems	23,958	17,124	41,082	14,666	55,748
Combat Systems	14,511	200	14,711	6,593	21,304
Technologies	10,112	3,651	13,763	26,242	40,005
Total	$60,221	$21,299	$81,520	$50,389	$131,909

*The estimated potential contract value includes work awarded on unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options associated with existing firm contracts, including options and other agreements with existing customers to purchase new aircraft and aircraft services. We recognize options in backlog when the customer exercises the option and establishes a firm order. For IDIQ contracts, we evaluate the amount of funding we expect to receive and include this amount in our estimated potential contract value. The actual amount of funding received in the future may be higher or lower than our estimate of potential contract value.

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EXHIBIT H-1
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$69,208
$67,654
$67,396
$86,945
$85,732
$82,669
$81,520
$89,489
$89,581
$89,247
$88,098
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

Funded Backlog	Unfunded Backlog

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EXHIBIT H-2
BACKLOG BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

AEROSPACE
$20,000
$15,000
$10,000
$5,000
$0
$11,964
$11,626
$11,929
$13,521
$14,690
3Q20
4Q20
1Q21
2Q21
3Q21

MARINE SYSTEMS
$60,000
$45,000
$30,000
$15,000
$0
$41,082
$49,982
$49,751
$47,530
$46,323
3Q20
4Q20
1Q21
2Q21
3Q21

COMBAT SYSTEMS
$20,000
$15,000
$10,000
$5,000
$0
$14,711
$14,567
$14,228
$14,428
$13,348
3Q20
4Q20
1Q21
2Q21
3Q21

TECHNOLOGIES

$20,000
$15,000
$10,000
$5,000
$0
$13,763
$13,314
$13,673
$13,768
$13,737
3Q20
4Q20
1Q21
2Q21
3Q21

Funded Backlog	Unfunded Backlog

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EXHIBIT I
THIRD QUARTER 2021 SIGNIFICANT ORDERS - (UNAUDITED)
DOLLARS IN MILLIONS

We received the following significant contract awards during the third quarter of 2021:
Marine Systems:
•$475 from the U.S. Navy to provide ongoing lead yard services for the Columbia-class submarine program.
•$195 from the Navy to provide engineering, technical, design and planning yard support services for operational strategic and attack submarines.
•$160 from the Navy to provide maintenance and repair services for the Arleigh Burke-class destroyer, Nimitz-class aircraft carrier, San Antonio-class amphibious transport dock and Whidbey Island-class dock landing ship programs.
•$150 from the Navy for Advanced Nuclear Plant Studies (ANPS) in support of the Columbia-class submarine program and options totaling $570 of additional potential value.
Combat Systems:
•$165 to produce various munitions, ordnance and missile subcomponents for the U.S. Army.
•$125 for Abrams main battle tank upgrades, mission control units and systems technical support.
•$60 from the Army for the concept design phase of the Optionally Manned Fighting Vehicle (OMFV) acquisition program.
•$30 from the Army for the production of Hydra-70 rockets.
Technologies:
•$540 for several key contracts for classified customers and additional classified IDIQ awards with a maximum potential value of $4.2 billion among multiple awardees.
•A contract to provide cloud support services to the U.S. Patent and Trademark Office (USPTO). The contract has a maximum potential value of $190.
•A contract to modernize and consolidate existing information technology (IT) help desks for the Navy. The contract has a maximum potential value of $135.
•$85 from the Army for computing and communications equipment under the Common Hardware Systems-5 (CHS-5) program.
•$75 to provide logistics, sustainment and maintenance support services for the Army.
•$70 to provide command, control and communications capabilities for the U.S. Department of Defense (DoD).
•$65 from the U.S. Department of State (DoS) to provide overseas consular services to support visa application and issuance at U.S. embassies and consulates throughout the world under the Global Support Strategy (GSS) program.
•$50 to provide simulation and training support for the Army.
•$45 from the Centers for Medicare and Medicaid Services (CMS) to provide cloud services and software tools.
•$45 to provide service desk; endpoint support and maintenance; and account, asset and security management services to the DoS.
•$45 from the U.S. Department of Veterans Affairs under the Veterans Intake, Conversion and Communications Services (VICCS) program to modernize benefits and claim processing.
•$40 to provide communications technical support for the U.S. Air Force.
•$35 to provide design, development, testing, installation, maintenance, logistics support and modernization for Navy airborne and shipboard platforms.
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EXHIBIT J
AEROSPACE SUPPLEMENTAL DATA - (UNAUDITED)

	Third Quarter		Nine Months
	2021	2020	2021	2020
Gulfstream Aircraft Deliveries (units):
Large-cabin aircraft	25	25	68	71
Mid-cabin aircraft	6	7	12	16
Total	31	32	80	87

Aerospace Book-to-Bill:
Orders*	$3,247	$1,816	$8,996	$4,744
Revenue	2,066	1,975	5,575	5,640
Book-to-Bill Ratio	1.57x	0.92x	1.61x	0.84x

*Does not include customer defaults, liquidated damages, cancellations, foreign exchange fluctuations and other backlog adjustments.

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